UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2023

STARWOOD REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56046	82-2023409
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2340 Collins Avenue

Miami Beach, FL 33139

(Address of principal executive offices, including zip code)

(305) 695-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 10, 2023, Starwood Real Estate Income Trust, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). A quorum was present at the Annual Meeting as required by the Company’s Amended & Restated Bylaws. The immediately following charts set forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 – Election of Directors

The following eleven individuals were elected to the Board of Directors of the Company (the “Board”) to serve as directors until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Barry Sternlicht	222,704,098.21	2,311,020.15	13,726,875.71	2,786,569.00
Sean Harris	222,466,067.08	2,133,803.86	14,142,123.13	2,786,569.00
John P. McCarthy, Jr.	221,815,001.22	2,807,583.34	14,119,409.51	2,786,569.00
Mark Deason	222,381,350.88	2,101,596.67	14,259,046.52	2,786,569.00
Austin Nowlin	221,619,628.10	2,894,309.41	14,228,056.56	2,786,569.00
Richard D. Bronson	222,180,875.00	2,432,048.81	14,129,070.26	2,786,569.00
David B. Henry	222,238,404.94	2,262,408.71	14,241,180.42	2,786,569.00
Robin Josephs	222,843,213.54	2,046,648.93	13,852,131.60	2,786,569.00
Peggy Lamb	222,985,397.61	2,004,770.29	13,751,826.17	2,786,569.00
Dale Anne Reiss	222,602,249.33	2,215,509.39	13,924,235.35	2,786,569.00
James E. Walker	222,158,707.94	2,362,968.67	14,220,317.46	2,786,569.00

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified.

Votes For	Votes Against	Votes Abstained
230,730,445.00	1,985,569.89	8,812,547.20

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD REAL ESTATE INCOME TRUST, INC.

Date: August 11, 2023	By:	/s/ Matthew Guttin
Matthew Guttin
Chief Compliance Officer and Secretary